UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☑   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

Rockwell Automation, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑   No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareowner Meeting to Be Held on February 7, 2012

Meeting Information
	Meeting Type:	Annual Meeting
ROCKWELL AUTOMATION, INC.	For holders as of:	December 12, 2011
	Date: February 7, 2012	Time: 5:30 PM CST
Location: ROCKWELL AUTOMATION, INC.
1201 SOUTH SECOND STREET
MILWAUKEE, WI 53204

ROCKWELL AUTOMATION, INC. 1201 SOUTH SECOND STREET MILWAUKEE, WI 53204	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow      (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow      (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 24, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Shareowners may vote in person at the meeting. An attendance card (or other proof of stock ownership) is required for admission to the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow       available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends a vote FOR each of the Nominees listed below.
A. To elect as directors of Rockwell Automation, Inc. the nominees listed below:

Nominees:

01)	Betty C. Alewine
02)	Verne G. Istock
03)	David B. Speer

The Board of Directors recommends a vote FOR proposals B, C and D.

B. To approve the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm.

C. To approve the Corporation’s 2012 Long-Term Incentives Plan.

D. To approve on an advisory basis the compensation of the Corporation’s named executive officers.

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

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